SSandC Technologies (NASDAQ:SSNC)

Investor Presentation February 2015

Safe Harbor Statement

Safe Harbor Statement

This presentation includes forward-looking statements that are based on the current expectations of the management of SSandC and are subject to uncertainty and changes in circumstances. The forward-looking statements contained herein include statements about the expected effects on SSandC of the proposed acquisition of Advent, the expected timing and conditions precedent relating to the proposed acquisition of Advent, anticipated earnings enhancements, synergies, and other strategic options and all other statements in this presentation other than statements of historical fact. Forward-looking statements include, without limitation, statements typically containing words such as "believes", "plans", "projects", "forecasts", "may", "should",
"intends", "expects", "anticipates", "targets", "estimates" and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future.

There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, unanticipated issues associated with the satisfaction of the conditions precedent to the proposed acquisition; issues associated with obtaining necessary regulatory approvals and the terms and conditions of such approvals; the inability to obtain financing and the terms of any financing; the inability to integrate successfully Advent within SSandC; exposure to potential litigation and changes in anticipated costs related to the acquisition of Advent. Additional factors that could cause actual results and developments to differ materially include, among others, the state of the economy and the financial services industry,
SSandC's ability to finalize large client contracts, fluctuations in customer demand for SSandC's products and services, intensity of competition from application vendors, delays in product development, SSandC's ability to control expenses, terrorist activities, exposure to litigation, SSandC's ability to integrate acquired businesses, the effect of the acquisitions on customer demand for SSandC's products and services, the market price of SSandC's stock prevailing from time to time, SSandC's cash flow from operations and general economic conditions.

Information on the potential factors that could affect SSandC is also included in its filings with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December
31, 2013. SSandC undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-looking statements only speak as of the date on which they are made.

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Disclaimer

Disclaimer

For the purposes of the following disclaimers, references to this
"presentation" shall be deemed to include references to the presenters'
speeches, the question and answer session and any other related verbal or written communications.

This presentation is being made to you solely for your information and may not be reproduced, further distributed to any other person or published, in whole or in part, for any purpose.

This presentation does not constitute an offer, invitation or inducement to acquire or sell any shares or other securities and no offer, invitation or inducement to acquire or sell any shares or other securities is being made by or in connection with this presentation. Although reasonable care has been taken to ensure that the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, the contents of this presentation have not been verified by SSandC or any other person. Accordingly no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information and opinions contained in this presentation and no reliance should be placed on such information or opinions. Neither SSandC nor any of its directors, officers, employees or advisers nor any other person accepts any liability whatsoever for any loss howsoever arising from any use of such information or opinions or otherwise arising in connection with this presentation.
Nothing in this presentation should be taken as profit forecasts or statements regarding SSandC's expectation for earnings per share during the remainder of
2015, for 2016 or for subsequent periods.

This presentation is not an offer to sell or the solicitation of an offer to buy any securities of the company, nor will there be any sales of securities of the company in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The distribution of this presentation in jurisdictions outside of the United
States may be restricted by law, and persons into whose possession this presentation comes should inform themselves about, and observe, any such restrictions. Any failure to comply with any of those restrictions may constitute a violation of the securities laws of any such jurisdictions.

By participating in this presentation you agree to be bound by the above terms.

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SSandC Acquisition of Advent

A Winning
Combination

Key Metrics
and Timeline

Attractive Financial Profile

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[] Acquisition establishes leading global provider of financial software and software-enabled  services with more than 10,000 customers worldwide [] Advent is a leading provider of mission-critical  software, including Geneva, APX, and
Moxy, to over 4,300 buy-side clients in more than 50 countries

[] The acquisition of Advent further deepens SSandC's penetration with the global investment management community

[] Purchase price of $44.25   per share or $2.7   billion enterprise value in
an all-cash offer (1) [] Funded with $3.0   billion of debt financing (2) and
$400  million of equity, resulting in pro forma leverage of 5.3x  net debt /
EBITDA (3) at closing

[] Expected to pay down approximately 0.8x  per year

[] The transaction is expected to close in the second quarter of 2015, subject to certain regulatory and other customary closing conditions

[] Pro forma 2014 combined revenue of $1.2   billion and EBITDA of
approximately $500  million, including over $45  million of run-rate cost synergies [] Revenue synergies expected to increase organic growth by 1.0%  in
2H 2015, 1.5%  in 2016, and 2.0%  in 2017 (4) [] Immediately accretive to
adjusted EPS (5) and will enable SSandC to deliver $3.05-$3.15       in 2016
adjusted EPS (5); accelerates EPS growth rate due to deleveraging and synergies

1. Based on 56.6  million fully diluted Advent shares outstanding (including outstanding equity awards) 2. Includes proposed refinancing of existing SSandC and Advent debt
3. Pro forma adjusted EBITDA includes adjustment for DST run-rate  EBITDA and associated cost savings and cost savings associated with Advent expected to be implemented within 18 months 4. Revenue synergies mainly represent cross-selling  of SSandC products, including GO Apps, Web Portals, and Mobility, to Advent customers

5. Based on adjusted diluted earnings per share using underlying consensus forecasts for SSandC and Advent with pro forma adjustments for 4 acquisition of
Advent

Strategic Rationale

    Reinforces SSandC's position as a leading provider of best-in-class software and software-enabled services to financial
    institutions and investment managers worldwide
1   []  Significantly increases scale of business - combined $1.2 billion of revenue creates leading independent player in the
 market
    []  Expands portfolio of software products and software-enabled services
===

    Combined products and services will drive stronger long-term growth and presents significant cross-sell and cost
    saving opportunities
2   []  Enhances offering in asset management, as well as to the rapidly-growing
RIA / wealth management space
    []  Best-in-class alternatives software and software-enabled services
---

             Increases business diversification and scale with a highly recurring, predictable revenue base that supports deleveraging 3 and robust cash flow dynamics
[] Adds highly visible and diversified revenue base: 90% recurring revenue,
95% renewal rate, largest customer 3% total revenue

Consistent with SSandCs strong track record of value creation through MandA, as evidenced by 40 acquisitions to date
4 [] Proven model for integrating companies and generating growth through consolidated platforms [] Successful history of de-leveraging  through growth and generation of strong cash flow

Financially attractive transaction that creates shareholder value

5 [] Expected annual run-rate,  pre-tax cost synergies of over $45  million
[] Revenue synergies expected to increase organic growth by 1.0%  in 2H 2015,
1.5%  in 2016, and 2.0%  in 2017

[] Transaction immediately accretive to adjusted EPS (1) and will enable SSandC
to deliver $3.05-$3.15       in 2016 adjusted EPS (1)

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1. Based on adjusted diluted earnings per share using underlying consensus forecasts for SSandC and Advent with pro forma adjustments for 5 acquisition of
Advent

Advent at a Glance

Key Facts

[] Advent was founded in 1983 and has been publicly traded since 1995 []
Leading provider of mission critical software and software-enabled  services to the buy-side  investment community
[] Over 4,300 clients in more than 50 countries
[] Solutions provided to asset managers, hedge funds, fund administrators, prime brokers, family offices and wealth management advisory firms
[] Offered both on-premise  and via the cloud, with a  recurring term subscription model
[] Highly visible revenue with ~90% of recurring revenue and 95% renewal rates

    -- Over 100% renewal rates for Black Diamond, 95-100%  for Geneva and APX, and 90-95%  for Moxy [] Based in San Francisco; 1,209 employees as of December
31, 2014

Proven Financial Performance

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Product Leadership - 2014 Awards

Compelling Financial and Business Profile

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[] Leading portfolio of mission critical software and solutions across investment management organizations of all types and sizes [] History of technology and brand leadership; international presence[] Highly visible, diversified, and scalable business model [] Opportunities for operational improvements [] Strong and resilient operating cash flows [] Large, blue chip, and diversified client base

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1. Adjusted EBITDA defined as GAAP net income plus net interest, provision for income taxes, depreciation expense, amortization

  expense, stock-based compensation, restructuring charges, recapitalization costs, transaction related fees, acquisition related
 costs, 6
  and investment loss

7

SSandC Solutions Footprint Pro Forma for Advent

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SSandC Commitment to Geneva Presents Significant Benefits to Clients

SSandC Personnel Use, Develop and Manage Geneva

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Creating Value Through a Combined Offering

[] SSandC has over 2,400 personnel who use, develop and manage Advent Geneva and Advent Geneva World Investor

[] Presents significant benefits to existing installed client base

[] Committed to maintaining leading product position and enhancing capabilities

[] Multiple offerings of new products and future functionality possibilities for Geneva clients

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Shifting Model Towards SaaS/Cloud

Demand for outsourcing is increasing rapidly. SSandC has the ability to transform
Advent's existing client base who use in-house technology, operations, and accounting to a fully outsourced model for middle and back office

           Advent's Core Competency        SSandC's Core Competency
  On-premise          Outsourced                                     Cloud
                                           Outsourced
  technology,  technology, in-house                                technology,
                                    accounting, in-house
operations and     accounting and                                 accounting and
                                            operations
   accounting          operations                                   operations

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  Together we can provide best-in-class solutions and software-enabled services across the entire delivery spectrum

Broad Opportunity to Provide Holistic Solutions to
Advent's Technology Client Base

Shift from Technology to Holistic Solutions
Accelerates Growth

Creating Value Through Middle and Back Office
Outsourcing

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Combination Benefit: Complementary Businesses

Both SS&C and Advent Clients Will Benefit from the Complementary, Market-Leading Products in Alternative Assets, Traditional Asset Management, and Wealth Management Industries

	SS&C	Advent	Benefits for Combined Client Base
Alternative Assets	TNR, Web-Based Portals, Mobility, Recon, E-Investor, GO Applications	Geneva, Axys, Advent Direct	- TNR provides PE capability to Geneva - Fund Services web-based portal and Advent Direct for all alternative clients - iPhone, iPad, and Android native apps - Recon provides reconciliation services - E-investor is an end-to-end investor transaction processing platform - GO Applications provide middle office, collateral and payment services
Asset Management	Recon, Pages, Web-Based Portals, Mobility	APX, Custodial Data, Moxy, Advent Direct	- Recon provides reconciliation services - Pages provides institutional quality reporting - SS&C web-based portal and Advent Direct for institutional asset managers - iPhone, iPad, and Android native apps - Advent's custodial data will benefit SS&C's institutional client base - Moxy is a trade order management system that will complement our core products
Advisor / Wealth Management	Anova, Sylvan Recon, Pages, Web-Based Portals, Mobility	Black Diamond, Axys	- Anova is a comprehensive investment data and analytics aggregation tool - Sylvan is a market-leading performance measurement, attribution and composite management platform - Reconciliation tools and institutional quality reporting - Advisor and Wealth Management clients will also benefit from SS&C's innovative web portals and mobile capability

Substantial Growth Opportunity Through Enhanced Offerings

- Deeper relationship with over 10,000 clients - opportunity to offer a best-in-class, integrated software and software-enabled service solution
- Improved visibility into market evolution and client needs - enhancing the client's experience
- Potential to drive superior economics through conversion of licenses to software-enabled services model
- Opportunity to leverage Advent Direct to accelerate shift into the cloud

11

Opportunity to Cross-Sell to over 10,000 Existing Clients

SSandC

Diverse, Blue Chip Client Base

SaaS/Cloud
Middle Office Services
Performance and Attribution
Regulatory Solutions
CAMRA
SSandC PORTIA
Global Wealth Platform
FIX Connectivity
Mobile applications

Advent

Geneva
APX
Moxy/Axys
Black Diamond
Advent Custodial Data
Revenue Center
Rules Manager
Syncova (margin)
Tamale

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Successful Acquisition History

SSandC Has Completed 40 Acquisitions to Date

                          QUANTRA                              REAL-TIME USA OMR SYSTEMS  EISNERFAST
                                    HEDGEWARE,
CHALKE, INC. SHEPRO BRAUN                      DIGITAL VISIONS                 ZOOLOGIC
                          THE SAVID     INC.                                   NEOVISION
                           GROUP                                    DBC      HYPERSYSTEMS     FMC

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Proven Track Record of Successful Acquisitions

             April 2005                May 2012        June 2012
Financial Models Company Thomson Reuters        PORTIA  GlobeOp
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                   Revenue                      Revenue                     Revenue
                   EBITDA                       EBITDA                      EBITDA
[] Paid $159mm in April 2005 [] Paid $170mm in May 2012  [] Paid $834mm in June 2012
[] Increased EBITDA margins  [] Increased EBITDA margins [] Increased EBITDA margins
   from low 30s in 2005 to      from low 40s in 2011 to     from low 30s in 2011 to
   52% in 2013                  57% in 2013                 39% in 2013

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Successful History of Deleveraging

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1. Defined as net debt / adjusted EBITDA

2. Balance sheet data as of 11/30/05

3. Balance sheet data as of 3/31/10

4. Balance sheet data as of 12/31/10

5. Balance sheet data as of 6/30/12

6. Balance sheet data at close (assumed 6/30/15); standalone and pro forma adjusted
EBITDA include adjustment for DST run-rate  EBITDA   and associated cost savings; pro
forma EBITDA includes cost savings associated with Advent expected to be implemented within 18
  months

Expected to Deliver $3.05 -$3.15 of 2016 Adjusted EPS (1) with Visible Cost
Synergies and Multiple Incremental and Future Earnings Drivers

Over $1.2 Billion of Deleveraging Anticipated by End of 2018 - 0.8x Per Year

    Combined client base includes the world's top asset managers, hedge funds, wealth managers, and insurance companies
1   [] Significant cross-sell opportunities within the extensive client base of hedge funds, private equity, asset managers, wealth
       managers, RIAs, and insurance companies

Alternative investments opportunity (hedge funds, private equity, fund of funds)

2 [] Opportunity to cross-sell  middle office services, regulatory solutions,
GO applications, and full back office accounting functions
[] Ability to enhance Advent Direct's cloud solution with SSandC's existing fund services web portals and mobility to the fund administration industry

    Institutional investment management opportunity (traditional asset managers, wealth managers, insurance, real estate)
3   []  Enrich Advent's institutional investment management solutions with market-leading reconciliation tools, reporting tools, and
        performance and attribution capabilities
    []  SSandC's data analytics tool and Advent's custodial data can provide our clients with accurate and comprehensive data
===
    Focused and efficient investment in next-generation technologies
4   []  Both Advent and SSandC are leaders in the financial technology space, and have been building portfolio management and
        accounting applications for the buy-side for nearly 30 years

Accelerated future earnings growth
5 [] Margin expansion through over $45  million of identified cost synergies[]
Additional revenue growth opportunities[] Accelerated earnings growth rate due to deleveraging

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16

1. Based on adjusted diluted earnings per share with pro forma adjustments for acquisition of Advent

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